Howard Weil Energy Conference Bristow Group Inc. March 26, 2012 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow is the leading provider of helicopter
transportation services to the global offshore industry
•
~20 countries
•
550 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $48.15
•
Market cap
*
: ~$1.8 billion
•
Secured Ratings: BBB- / Ba1
$67
* Based on 36.8  million fully diluted weighted average shares outstanding as of 12/31/2011 and stock price as of 03/16/2012.
Bristow flies crews and light cargo to production platforms, vessels and rigs

NATIONAL
OCEAN
INDUSTRIES
ASSOCIATION

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

2.79
2.27
0.58
Industry leading safety record creates marketing
and cost advantage
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the
leading example emulated industry-wide
• Bristow accident rate is less than
one fifth
the
average rates for the oil and gas industry and
all civil helicopters
• Safety Performance accounts for 25% of
management incentive compensation
• 2011 National Ocean Industries Association
(NOIA) Safety and Seas Award Winner
* Averages for most recently available three-year period: Helicopter Association International 2007-2009, International Oil & Gas Producers 2005-2007, Bristow Group, 2009-
2011, excluding Bristow Academy
3-year average air
accident rates
*
per 100K flight hours
Bristow
Oil & Gas industry
All civil helicopters

Variable
hourly
35%
Fixed
monthly
65%

Variable
hourly
30%
Fixed
monthly
70%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s contract and operations structure results in a
more predictable income with significant operating
leverage
Revenue sources
• Largest share of revenues (>60%) relates to oil and gas production, ensuring stability and growth
• Bristow contracts earn 65% of revenue without flying in most markets with a two tier contract structure that includes both:
– Fixed or monthly standing charge to reserve helicopter capacity
– Variable fees based on hours flown
Operating income

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Global spending on E&P is expected to increase 10% to $600 billion in
2012 versus $544 billion in 2011; forecast to top $800 billion by 2015
•
The top 20 E&P spenders globally account for nearly 57% of total spending. Of these companies, five of them are our top revenue contributors
•
Continued cost pressure across the oil field service sector
•
Increasing international helicopter demand and recovery in the Gulf of
Mexico will cause tightness in the helicopter supply market
•
34% of five-year projected opportunities are in Latin America, with large helicopter demand expected to almost double next year and then again by 2020
•
Bristow’s order and option book is aligned to meet this market growth;
however we also will need market signals that confirm this potential revenue growth before investing significantly in new aircraft
Current market environment
Source: Barclays Capital Research December 2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

What clients are saying?
• Newer assets will be required
• Pursuing highest operational standard and will require that of contractors
• Higher levels of inspection required to award contracts
• Certification of training and personnel competency needed
• Bids will call for higher specs than needed to perform the actual job
• “Every bid now seems to need partner approvals”
Our clients have sharply increased their focus on risk
related to contractor capabilities, personnel and equipment
These requirements favor Bristow’s business model because of its financial strength and demonstrated premier service

TARGET ZERO ACCIDENTS

TARGET ZERO DOWNTIME

TARGET ZERO COMPLAINTS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow’s Client Promise is in response to this client focus:
Creating value through differentiation
Target Zero accidents, downtime and complaints
programs deliver value to operators.
More zero-accident flight hours than anyone,
more uptime than anyone,
and hassle-free service
creates confidence in flight. Worldwide.
Lowers client’s offshore operating costs
and improves productivity.
Earns us more business
to improve BVA.

- Achieve year-on-year increase in BVA
- Maintain growth and increase revenue to $1.8B
- Continue prudent balance sheet management
- Proactively reduce cost of capital
- Create a unique compelling investment opportunity for shareholders

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Understanding our unique investment thesis and
commitment to our shareholders for the next 5 years
Commitment:
FY 2012 - 2016
Prudent
Balance Sheet
Management
Growth
Capital Return
and
Investment:
FY 2012 - 2016
Our New Balanced
and Unique
Investment Thesis

$ in millions
240
200
160
120
80
40
0
57.8
103.9
163.0
115.4
193.9
2007
2008
2009
2010
2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Although this years EPS did not meet our initial expectations, we have significant and growing operating cash flow
We generated 68% more operating cash flow through Q3 FY12
compared to the same period last year
Nine months ended December 31
Net cash provided by operating activities

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Understanding the capital structure/allocation changes
as part of our unique investment
•
Minimum total liquidity of $200M (cash + undrawn
revolver)
•
Quarterly dividend growth of 10-15% per annum
•
Excess cash may be distributed to shareholders with
specifics approved by Board of Directors
•
Balance use of operating cash flow + a/c sales with leases
for a/c purchases and other capex
•
Leases used for initially no more than 20-30% of total
Bristow LACE
•
Adjusted Debt/Capital Ratio less than 45%
Capex vs
Leases
Capital
Structure
Liquidity
Capital Return

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Understanding Bristow’s unique, balanced
investment thesis
Understanding Bristow’s unique, balanced
investment thesis
Our “Organic Growth Signal” is provided
by the commercial markets using outlooks
for ANNUAL EPS Growth.  Currently:
=
OCF + A/C sales – Depreciation
Market Capitalization
We will aim to provide a balanced return, but some
years we will “hit the gas” depending on price signals
Our “Capital Return Price Signal” is
provided by the financial markets using our
current free cash flow yield.  Currently:
Today this equals 7.8%
2.9% =
1) For the nine months ended December 31
2) Trailing twelve months
Bristow
Cash
Flow Yield
FY07 –
FY11 EPS
Growth
2
1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Today’s Key Takeaways
WE ARE FOCUSED ON EXECUTION
Target Zero will
remain a top
priority
Client Promise
ensures
differentiation
Unique
investment in
oilfield services
Premier service provider with excellent secular expansion opportunities
Growth to be executed with care and discipline
Deepen client relationships with premium market share with the premium clients
Expand margins and revenue growth through differentiation
Bristow maintains its commitment to prudent balance sheet management
Bristow intends to grow the dividend
Bristow will demonstrate a balanced return for our investors by using market price signals to grow or harvest our businesses

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

14 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com/investorrelations Contact Us

15 Appendix Appendix

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of December 31, 2011
Business Unit
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
Key
Operated Aircraft
Bristow owns and/or operates 364
aircraft as of December 31, 2011
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 186 aircraft
as of December 31, 2011
(* % of YTD FY12 Operating Revenue)
(No. of aircraft)
Bristow
NABU
15%*
AUSBU
12%
EBU
37%
WASBU
21%
OIBU
12%
BRS Academy
3%
U.S. GoM – 80/7
Trinidad – 10/1
Alaska – 13/3
Mexico – 16/5
Brazil –10/9
Lider  - 77
UK –38/4
Netherlands – 4/1
Norway – 14/3
FBH - 64
Nigeria – 48/7
Australia –30/10
Other – 14/1
Russia – 7/3
Egypt – –/ –
India – 1/2
Turkmenistan – 2/1
PAS - 45
Florida – 54/1
Louisiana – 15/1
Malaysia – 5/2
Denmark – 1/1
U.K. – 2/1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of December 31, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 28 2 30 10
85 2 87 16
LACE 79
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 2 14 16 -
Bell 412 13 Twin Turbine 35 20 55 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 17 6 23 -
Sikorsky S-76C/C++ 12 Twin Turbine 54 28 82 -
118 70 188 -
LACE 55

Type	No. of PAX	Engine	Aircraft Consl	Unconsl	Total	Ordered
Small Helicopters						
Bell 206B	4	Turbine	2	2	4	-
Bell 206 L-3	6	Turbine	4	6	10	-
Bell 206 L-4	6	Turbine	30	1	31	-
Bell 407	6	Turbine	40	-	40	-
BK 117	7	Twin Turbine	2	-	2	-
BO-105	4	Twin Turbine	2	-	2	-
EC135	7	Twin Turbine	6	3	9	-
			86	12	98	-
LACE			21			
Training Helicopters						
AW139	12	Twin Turbine	-	3	3	-
Bell 412	13	Twin Turbine	-	8	8	-
Bell 212	12	Twin Turbine	-	15	15	-
AS355	4	Twin Turbine	2	-	2	-
AS350BB	4	Turbine	-	36	36	-
Agusta 109	8	Twin Turbine	-	2	2	-
Bell 206B	6	Single Engine	9	-	9	-
Robinson R22	2	Piston	11	-	11	-
Robinson R44	2	Piston	2	-	2	-
Sikorsky 300CB/Cbi	2	Piston	46	-	46	-
Fixed Wing			1	-	1	-
			71	64	135	-
Fixed Wing			4	38	42	-
Total			364	186	550	16
TOTAL LACE (Large Aircraft Equivalent)			155			

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of December 31, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q3 FY12
EBU WASBU AUSBU OIBU NABU Total
Large 3      -             3            -        -         6
Medium 2      1            1            3       1        8
Small -       2            -             -        -         2
Total 5      3            4            3       1        16
Aircraft held for sale by BU
* Amounts stated in thousands; In Q3 FY12 two aircraft were sold for
$47.9 million and entered into lease back agreements and two aircraft interest previously included in CIP were sold for $23.4 million.
Q 1 FY12 Q 2 FY12 Q 3 FY12 YTD
Fleet Count Beginning Period 373 372         366         373
Delivered
EC225 2 1 3
S-92 2 3 5
Citation XLS 1 1
Total Delivered 2 3 4 9
Removed
Sales (3)            (5)            (7)            (15)
Other* (4)            1             (3)
Total Removed (3)            (9)            (6)            (18)
372         366         364         364
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
EBU WASBU AUSBU OIBU NABU BA Total
Large 3 -             -             -        2 -         5
Medium -       -             -             -        9 -         9
Small -       -             2 -        1 -         3
Fixed -       1 -             -        -         -         1
Training -       -             -             -        -         23 23
Total 3 1 2 -        12 23 41
Leased aircraft in consolidated fleet
# of A/C Sold
Cash
Received*
Q1 FY12 3                  2,478
Q2 FY12 5                  10,674
Q3 FY12 9                  81,248
Totals 17                 94,400

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

#
Helicopter
Class Delivery Date Location Contracted #
Helicopter
Class Delivery Date Location
1 Large March 2012 EBU 1 of 1 4 Medium June 2012 EBU
1 Large June 2012 OIBU 1 of 1 1 Medium December 2012 OIBU
1 Large June 2012 WASBU 1 of 1 1 Medium March 2013 OIBU
4 Large December 2012 EBU 1 of 4 2 Medium June 2013 OIBU
3 Large March 2013 EBU 3 of 3 1 Medium September 2013 OIBU
1 Large September 2014 NABU 1 Medium September 2013 AUSBU
1 Large December 2014 OIBU 1 Large September 2013 AUSBU
1 Large March 2015 OIBU 2 Medium December 2013 AUSBU
1 Large June 2015 EBU 4 Large December 2013 EBU
1 Large March 2016 EBU 1 Large December 2013 AUSBU
1 Large June 2016 AUSBU 1 Large March 2014 AUSBU
16 7 of 16 1 Large June 2014 AUSBU
1 Large September 2014 AUSBU
* Six large ordered aircraft expected to enter service late 1 Large December 2014 AUSBU calendar 2014 are subject to the successful development 1 Large March 2015 AUSBU and certification of the aircraft. 1 Large June 2015 AUSBU
  Order book does not include two large leased aircraft 1 Large June 2015 NABU under contract with delivery dates in June and September 1 Large September 2015 OIBU
  2012 quarters. 1 Large September 2015 EBU
1 Large December 2015 OIBU
1 Large December 2015 EBU
1 Large March 2016 OIBU
2 Large June 2016 EBU
1 Large September 2016 OIBU
1 Large September 2016 EBU
1 Large December 2016 EBU
1 Large December 2016 AUSBU
1 Large March 2017 OIBU
1 Large June 2017 EBU
1 Large September 2017 OIBU
1 Large December 2017 OIBU
40
ORDER BOOK* OPTIONS BOOK
Order and options book as of December 31, 2011
Fair market value of our fleet is ~$1.9
billion as of December 31, 2011.

27.0%
26.5%
26.0%
25.5%
25.0%
24.5%
24.0%
23.5%
23.0%
22.5%
26.4%
24.0%
25.6%
26.7%
25.0%
2008
2009
2010
2011
2012
9 Mos Ended 12/31
Full Year

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

21 Adjusted EBITDAR margin trend 1) Calculated by taking adjusted EBITDAR divided by operating revenue 2) Adjusted EBITDAR excludes special items and asset dispositions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR reconciliation
($ in millions)
2006 2007 2008 2009
Income from continuing operations $54.5 $72.5 $107.7 $125.5
Income tax expense $14.7 $38.8 $44.5 $50.5
Interest expense $14.7 $10.9 $23.8 $35.1
Gain on disposal of assets ($0.1) ($10.6) ($9.4) ($9.1)
Depreciation and amortization 42.1 42.5 54.1 65.5
Special items – – (1.4) (42)
EBITDA Subtotal 125.8 154.1 219.3 225.6
Rental expense 12.1 18.8 22.8 21.1
Adjusted EBITDAR $137.9 $172.9 $242.1 $246.7
($ in millions)
2010 2011
Income from continuing operations $113.5 $133.3
Income tax expense $29.0 $7.1
Interest expense $42.4 $46.2
Gain on disposal of assets (18.7) (10.2)
Depreciation and amortization 74.7 90.9
Special items – 1.2
EBITDA Subtotal 240.9 268.5
Rental expense 27.3 29.2
Adjusted EBITDAR $268.2 $297.7
($ in millions)
YTD FY11 YTD FY12 TTM as of
12/31/2011 12/31/2011 12/31/2011
Income from continuing operations $102.1 $50.7 $81.9
Income tax expense 0.0 11.8 18.9
Interest expense 36.3 28.2 38.1
Gain on disposal of assets (3.6) 3.1 (3.5)
Depreciation and amortization 61.6 70.8 100.1
Special items (1.2) 24.6 27.1
EBITDA Subtotal 195.2 189.1 262.4
Rental expense 21.4 30.9 38.6
Adjusted EBITDAR $216.7 $220.0 $301.1
March 31,
March 31,

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating margin trend
Bristow Group
Operating Margin Trend
Actual
2008 2009 2010 2011 2012
As Reported Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 23.6% 19.3% 17.2% 16.7% 16.1% 18.1% 17.0% 18.0% 18.4% 19.6% 18.8% 18.8% 17.3% 16.8% 15.5%
WASBU 17.9% 21.5% 24.9% 29.3% 25.4% 34.7% 28.5% 26.5% 29.5% 29.8% 24.0% 27.4% 20.6% 25.2% 25.9%
NABU 14.5% 12.1% 8.9% 9.7% 3.3% 2.2% 6.1% 10.1% 16.1% 4.2% -4.0% 7.5% 3.6% 5.3% 4.3%
AUSBU 17.2% 5.9% 20.1% 23.1% 24.5% 24.5% 23.2% 22.5% 16.3% 17.2% 17.4% 18.2% 10.0% 1.7% 8.7%
OIBU 17.3% 27.0% 21.8% 35.1% 15.5% 1.8% 19.2% 6.9% 30.6% 27.7% 45.8% 28.4% 33.6% 5.8% 32.6%
Consolidated 16.0% 17.8% 15.4% 18.4% 13.1% 15.2% 15.5% 13.6% 17.1% 14.7% 16.1% 15.4% 11.3% 2.9% 13.1%
New methodology (operating income/operating revenue)
2008 2009 2010 2011 2012
Revised * Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 29.2% 24.3% 20.9% 20.5% 19.8% 22.4% 20.8% 21.4% 22.1% 25.4% 23.6% 23.6% 21.5% 20.7% 19.5%
WASBU 19.4% 22.8% 26.8% 30.0% 27.3% 35.7% 29.9% 27.1% 30.5% 30.4% 26.1% 28.6% 21.5% 26.4% 27.1%
NABU 14.5% 12.2% 8.9% 9.7% 3.3% 2.2% 6.2% 10.2% 16.4% 4.2% -4.0% 7.6% 3.6% 11.0% 4.3%
AUSBU 17.9% 6.3% 21.0% 24.5% 25.5% 25.6% 24.3% 23.6% 17.8% 18.8% 19.1% 19.8% 11.1% 1.9% 9.4%
OIBU 17.4% 27.3% 21.9% 35.9% 15.3% 1.9% 19.4% 6.9% 30.9% 28.2% 47.1% 28.8% 34.5% 5.9% 33.5%
Consolidated ** 16.4% 14.7% 15.9% 17.4% 14.2% 13.9% 15.3% 14.0% 18.0% 15.3% 18.3% 16.4% 12.2% 13.0% 15.6%
* - All amounts revised to exclude reimbursable revenue from denominator.
** - Revised to exclude aircraft sales from numerator.

TARGET ZERO

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

GAAP reconciliation
Adjusted EBITDA
Gain (loss) on disposal of assets
Special items
Interest expense
Depreciation and amortization
Benefit (provision) for income taxes
Net income
Adjusted operating income
Gain (loss) on disposal of assets
Special items
Adjusted net income
Gain (loss) on disposal of assets
Special items
Net income attributable to Bristow Group
Adjusted earnings per share
Gain (loss) on disposal of assets
Special items
Earnings per share
Operating income
Three Months Ended Months Ended
December 31, December 31,
2011 2010 2011 2010
Nine
(In thousands, except per share amounts)
68,933 64,435 189,132 195,221 $ $ $ $
(2,865) (33) (3,060) 3,582
1,200 (24,610) 1,200
(9,756) (13,773) (28,170) (36,263)
(22,709) (21,338) (70,848) (61,637)
11,823 (33)
(7,118)
(11,779)
26,485 42,314 50,665 102,070 $ $ $ $
46,418 43,172 119,900 132,795
(2,865) (33) (3,060) 3,582
—
— 3,500 (27,287) 3,500
$ 43,553 $ 46,639 $ 89,553 $ 139,877
$ 27,790 $ 26,285 71,089 $ 82,133 $
(2,258) (27) 2,972
— 15,501 (19,319) 16,342
(2,482)
25,532 41,759 $ $ $ $ 101,447
$ 0.76 $ 0.71 $ 1.93 $ 2.24
(0.06) — (0.07) 0.08
— 0.42 (0.53) 0.45
0.70 1.13 1.34 2.77
49,288
$ $ $ $

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Special items reconciliation
Three Months Ended
December 31, 2010
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
3,500 $ 3,500 $ 2,894 $ 0.08
0.11)
0.45
0.42
( — 2,300) 3,966)
16,573
(2,300)
— —
(
$ 3,500 $ 1,200 $ 15,501
Nine Months Ended
December 31, 2011
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
24,610) $ 24,610) $ 17,579) $ 0.48)
2,677) — 1,740) 0.05)
0.53)
$ ( ( (
( (
(
(
( $ 27,287) $ 24,610) $ 19,319) ( ( (
Nine Months Ended
December 31, 2010
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
$ 3,500 $ 3,500 2,904 $ $ 0.08
— 2,300) 3,900) 0.11)
— — 17,338 0.47
0.45
( ( (
$ 3,500 $ 1,200 $ 16,342
Retirement of 6 1/8% Senior Notes
Tax items
Total special items
Impairment of inventories
Impairment of assets in Creole, Louisiana
Total special items
Retirement of 6 1/8% Senior Notes
Tax items
Total special items
$
Power-by-the-hour credit
Power-by-the-hour credit

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2011 $ $    1,523.5 $       2,356.3 35.3%
Adjust for:
Unfunded Pension Liability 97.2
NPV of Lease Obligations 165.0
Guarantees 15.5
Letters of credit 1.7
Adjusted $ (d) $    1,523.5 $       2,635.6 42.2%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 $ (e)
Annualized $                                  401.4
= (d) / (e)
832.8
97.2
165.0
15.5
1.7
1,112.1
301.1
3.69:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

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